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                                                                    EXHIBIT 99.2

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that this Annual Report on Form 10-K for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, to the best of my knowledge, fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Allied Waste Industries, Inc.

                                             ALLIED WASTE INDUSTRIES, INC.

                                              By:    /s/ THOMAS W. RYAN
                                                 _______________________________
                                                         Thomas W. Ryan
                                                  Executive Vice President and
                                                    Chief Financial Officer

      Date:  March 26, 2003